BioCancell Therapeutics, Inc.
BioCancell Therapeutics Inc.

Targeted Cancer Therapy

Uri Danon, CEO
September 2010

This presentation contains forward-looking statements within the meaning of the Federal Securities Laws and the Israeli Securities Laws  that involves risks and uncertainties . These forward-looking statements, relate to, without limitation, statements about our market opportunities, our strategy, our competition, the further development and potential safety and efficacy of our products, our projected revenue and expense levels and the adequacy of our available cash resources.
Drug discovery and development involve a high degree of risk. Factors that might cause material differences include, among others, risks relating to: the successful preclinical development of our product candidates; the completion of clinical trials; the successful completion of the process with the FDA, foreign regulatory bodies and other governmental regulation, including the FDA`s review of any filings we make in connection with the treatment protocol; uncertainties related to the ability to attract and retain partners for our technologies and products under development; and other factors described in our public filings.
This presentation does not constitute or form part of, and should not be construed as constituting or forming part of, any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any shares in the Company, nor shall any part of this presentation nor the fact of its distribution form part of or be relied on in connection with any contract or investment decision relating thereto, nor does it constitute a recommendation regarding the securities of the Company.
Although we believe that the expectations reflected in these forward-looking statements are based upon reasonable assumptions, no assurance can be given that such expectations will be attained or that any deviations will not be material. No reliance may be placed for any purposes whatsoever on the information contained in this presentation or on its completeness. No representation or warranty, express or implied, is given by or on behalf of the Company and/or its subsidiaries or any of their directors, officers or employees or any other person as to the accuracy or completeness of the information or opinions contained in this presentation and no liability whatsoever is accepted by the Company and/or its subsidiaries, or any of their members, directors, officers or employees or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or other wise arising in connection therewith.

Safe Harbor

BioCancell Overview
• Developing innovative Targeted Cancer Therapy for the treatment of cancer, based on Professor Avraham Hochberg’s research
• Lead product candidate BC-819 in phase IIb for bladder cancer, phase I/IIa for pancreatic and ovarian cancer
• Strong Intellectual Property: 7 patent families
• Incorporated in Delaware (July 2004)
• Listed on TASE (BICL) in Aug. 2006, SEC filing since June 2009
• 16 employees
• Fundraising: $17.8M
• Major Stockholders: Clal Biotechnology Industries Ltd. (18.6%),
 Professor Avraham Hochberg (10.4%), Tikcro (3.9%)

Technology Platform
• Targeted Cancer Therapy platform based on H19 gene
• H19 is expressed uniquely within cancer cells, while not
 expressed in normal cells
• BC-819 drug candidate uses the H19 gene to produce diphtheria toxin in cancer cells, destroying the cancer cells without affecting normal cells
• Diagnosis of H19 gene is prerequisite for treatment
• It is a targeted treatment without side effects*
• Platform potential: H19 expressed in more than 40 different cancer indications, in between 70% to 84% of cancer population
*Detected to date

After birth, H19 is expressed only in cancer cells, therefore a significant marker of cancer cells
Mechanism of action of H19 is fully deciphered; the expression of H19 in cancer cells promote tumor development
Direct mechanistic connection exists between H19 and p53, a
central protein involved in cancer cell proliferation
H19 - Oncofetal gene
(Fetus)

The Drug - BC-819 Plasmid
H19 Promoter
A DNA plasmid containing the H19 gene regulatory
sequences that drive the expression of the Diphtheria
Toxin A gene (DTA-H19)
Diphtheria Toxin sequence

Cancer cell
Normal rapidly-dividing cell
Trigger activated
Trigger not activated
H19’s transcription factors just in cancer
cell nucleus, activate plasmid to produce
diphtheria toxin (DTA)
No H19 transcription factors for activation
of plasmid to produce diphtheria toxin
(DTA)
Cancer cell killed
No change
Mechanism of Action

The Advantages of BC-819
1. Excellent safety profile and without side effects* - increases compliance vs. high patient withdrawal in chemotherapy

1. Reduces Multi-Drug Resistance (MDR) - a major disadvantage of chemotherapy
2. Targeted Cancer Therapy
3. Same drug for multiple cancer types; 40 cancer types expressing
 H19 in between 70% to 84% of cancer population
4. Low cost manufacturing vs. other biological products
*Detected to date

2010
2012
2013
2011

Ovarian
cancer
Phase IIb
Phase I/IIa
All indications have FDA
Fast Track potential
Bladder
cancer
Phase IIb
FDA Meeting
Phase III
Phase I/IIa (was completed in 2007)
Pancreatic
cancer
Phase IIb
Phase I/IIa
Phase III
FDA Meeting
FDA Meeting
* Provided clinical success, regulatory approvals, availability of financial resources / strategic collaboration/s
Planned: BC-819+Gemzar
9 patients
11 patients
33 patients,
stage 1 completed

Market Size
* Globocan; World Population Prospects and American Cancer Society, estimated 2009 for 7 major pharmaceutical markets
** Drug label has FDA’s black box warning
*** Sales for all indications
****H19 expression in cancer patient population: bladder = 84%, ovarian = 75%, pancreatic = 70%
	New Cases*	Prevalence	Deaths /Year	Competitors’ Drugs - Annual Sales***	Adverse events
Bladder cancer	175,000	1,500,000	37,000	BCG** $200M	Dysuria, urinary frequency, hematuria, cystitis, nocturia
Ovarian cancer	60,000	400,000	40,000	Doxil** $650M Taxotere** $3B Hycamtin** $325M Gemzar $1.72B	Immunosupression anemia, diarrhea, nausea, hair loss
Pancreatic cancer	100,000	90,000	90,000	Gemzar $1.72B Tarceva $1.66B	Immunosupression anemia, diarrhea, nausea, hair loss

BC-819 - Additional Indications
  BC-819 has been successfully tested in animals for the
 treatment of lung cancer, liver cancer and kidney cancer
  Market potential (annual sales) for other drugs in those
 indications:
* Source: Data Monitor
 • Lung Cancer (NSCLC):
  Tarceva (Erlotinib) - $1.66B
 • Liver Cancer:
  5-Fluorouracil (Adrucil, Efudex, Fluoroplex) - Blockbuster
 • Kidney Cancer (RCC):
  Sorafenib (Nexavar) - $900M

2004	2005	2006	2007	2008
$651M	$1,571M	$2,795M	$3,875M	$4,914M
 Herceptin - breast cancer, for “only” 40,000 potential patients
2004	2005	2006	2007	2008
$3,188M	$3,920M	$4,567M	$5,206M	$5,590M
(new approved indications,
contributed to an increase in sales)
 Lung (NSCLC) RCC/EMEA HER2- negative
     breast cancer
* Source: Data Monitor
Marketed Blockbuster Drugs - Sales
 Avastin - originally approved for colorectal cancer

ALL
AML
Brain
Breast
CLL
Colorectal
NSCLC
SCLC
Melanoma
NHL
Prostate
Testis
Thyroid
Uterine
Liver
Hodgkin's
Kidney
Bladder
CML
Esophagus
Head&Neck
Myeloma
Ovary
Pancreas
Stomach
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
1.00
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
225,000
250,000
New Cases - US, 2007
Lethal Cancers: High Unmet Medical Need
 BioCancell’s Target Indications
 Create High Value

M&A transaction	Sum	Most advanced R&D programs in purchase date
Onyx Pharma acquired Proteolix (10/2009)	$851M	Carfilzomib, a proteasome inhibitor, in phase IIb trial for multiple myeloma
Sanofi-Aventis acquired BiPar Sciences (4/2009)	$500M	Iniparib, a PARP1 inhibitor, in phase II for several cancer indications
Eisai acquired Morphotek (3/2007)	$325M	MORAb-003 in phase I/II for ovarian cancer and MORAb-009 in phase I for pancreatic cancer
Co-development & co- promotion agreement	Most advanced R&D programs in deal date	Upfront	Future milestones	Royalties on sales
OncoGenex (Nasdaq: OGXI) and Teva (12/2009)	OGX-011, completed phase II in prostate and lung cancer	$60M	up to $370M	10%-25%
Clavis Pharma (Oslo: CLAVIS.OL) and Clovis Oncology (11/2009)	CP-4126 (11/2009), in phase II for pancreatic cancer	$15M	up to $365M	Tiered double - digit
Value creation by M&A / Licensing

• Purpose - assess the safety and preliminary efficacy of BC-819
• 18 patients with TCC who failed treatment with BCG
• Successfully concluded in Aug, 2007 (Journal of Urology; Sidi et al.
 2008)
 Results:
 - No Serious Adverse Events related to BC-819 were detected
 - 56% (10/18 patients) did not experience recurrence of tumor

Phase I/IIa in Bladder Cancer

Phase IIb in Bladder Cancer
• Purpose - assessing efficacy and safety of BC-819 in 33 patients
• Seven sites in Israel and one in the US (BCG Oncology, Arizona)
• Refractory patients with TCC that failed treatment with BCG or chemotherapy and whose alternative treatment is bladder
 removal
• Interim result of first stage of phase IIb (18 patients):
 - No Serious Adverse Events related to BC-819 were detected
 - 84% responders*
 - 56% showed non-recurrence of tumor
 - 50% showed complete tumor ablation
 - 22% showed a complete response**
* Either non-recurrence, tumor ablation or both
** Both non-recurrence and tumor ablation
The major problem
in refractory bladder
cancer;
predicts what to expect
in post-marketing
approval treatment

31.10.07- before treatments
02.01.08- After treatment #8
(Ascites)
Ovarian Cancer Compassionate Use
 Background:
●A 69 year-old female patient, failed all
 available treatments, chemotherapy resistance
●IP treated with BC-819 (80mg to 140mg)
 After treatment with BC-819:
●Lived 18 months beyond patient’s
 original 3 month life-expectancy
●No SAEs were reported
●Tumor growth arrested
●Cancer marker CA-125 dropped by ~50%
●Reduction of number of cancerous cells in
 patient’s ascitic fluid
●Ascitic fluid level was significantly reduced
●The patient and her physicians reported
 significant clinical improvement

Phase I/IIa in Ovarian Cancer
• Purpose - determine safety and the optimal dose for
 intraperitoneal delivery of BC-819
• Phase I/IIa, Dose-Escalation, Safety, Pharmacokinetic and
 Preliminary Efficacy Study
• Conducted in Israel
• 11 patients with ovarian cancer to be treated
• FDA granted ‘Orphan Drug’ status for BC-819 in the US, for treatment of ovarian cancer

BioCancell

- **Primary pancreatic tumor ex vivo volume in hamsters treated with BC-819 was significantly reduced (50%) compared to the control group**

Ex-vivo tumor size
Ex-vivo tumor size (cm3)
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
BC-819
Control

- **Only one third of the treated group showed metastatic growths, while all of the animals in the control group developed metastases**

Animal Model for Pancreatic Cancer

Phase I/IIa in Pancreatic Cancer
• Purpose - determine safety and the optimal dose of BC-819
• Phase I/IIa, Dose-Escalation, Safety, Pharmacokinetic and
 Preliminary Efficacy Study
• Conducted in Israel and in the US at the University of Maryland,
 Baltimore
• Total population of 9 patients with unresectable pancreatic cancer to be treated intratumorally 4 times with BC-819, twice a week for 2 weeks (8 patients have been treated to date)
• Analysis of results is expected shortly
• FDA granted ‘Orphan Drug’ status for BC-819 in the US, for treatment of pancreatic cancer

KpnI(6040)
XhoI(6024)
H19 Promoter
EcoRI (645)
HindIII (831)
DTA
P4 Promoter
DTA
NotI(4383)
H19-DTA-P4-DTA
4560bp
SV40 polyA
Ori
Kana(R)

The 2nd Generation Drug - BC-821
• Use of both the H19 and IGF2-
 P4 genes (double promoter
 plasmid) as a treatment
 platform for targeted treatment
• Status: pre-clinical results in
 animals
• The drug covers 100% of the
 eligible cancer patients (30%-
 50% more than BC-819)

  Patent granted for BC-819, was submitted on Oct. 1997
  Extension Strategies:
                Orphan drugs (7 years) - already approved for ovarian and
 pancreatic cancers
                Extension due to drug development process (up to 5 years)
                Database protection (5-10 years)
                New US legislation (up to 12 years)
  New patent application for BC-821 was submitted in 2008
Intellectual Property

Key Anticipated Events
• Pre clinical results of co-administration of BC-819 and Gemzar
 (the intended regime in phase IIb in pancreatic cancer)

• Completion of phase I/IIa in pancreatic cancer
• Recruitment of 2nd cohort of patients in phase I/IIa ovarian cancer
• 2011:‘Fast-Track’ designation for pancreatic cancer
• 2011: Initiation of phase IIb in pancreatic cancer
• 2011: Completion of phase IIb in bladder cancer
• 2011: Completion of phase I/IIa in ovarian cancer
• Around end of 2011: Interim results of phase IIb in pancreatic cancer

• Correct target: H19 gene, with fully deciphered mechanism of action, which has major role in cancer development, expressed in over 40 types of cancer. Recently, mechanistically linked to p53 protein
• Ground-breaking Targeted Cancer Therapy, destroying only cancer cells, without side effects*
• Interim phase II results show efficacy
• Blockbuster potential
• Experienced management team (with 7 Ph.D.’s)
The Opportunity
*Detected to date

Thank You
Please visit us at
www.biocancell.com